Exhibit 4.1

                          Specimen of Unit Certificate


Certificate No. _____                                        _________ Units

                                 Certificate of
                          Limited Partnership Interest

                         SHAFFER DIVERSIFIED FUND, L.P.

     This certifies that ______________________________ is the record owner and holder of ______________________________ (__________) units of limited partnership interest in Shaffer Diversified Fund, L.P., a Delaware limited partnership (the "Fund").

     This Certificate is issued by the Fund and accepted by the holder, subject to all of the terms and conditions contained in the Amended and Restated Agreement of Limited Partnership dated __________, 200_, as it may be amended from time to time (the "Limited Partnership Agreement"), copies of which are on file in the principal office of the Fund.

     Transferability of the Units represented hereby is subject to the restrictions set forth in said Limited Partnership Agreement, and no transfer of Units shall be valid or effective unless and until the terms and conditions of the Limited Partnership Agreement shall have been complied with.

     The limited partnership interest represented by this Certificate may not be redeemed without surrendering this Certificate to the Fund.

Dated: _______________


Attest:                                     SHAFFER DIVERSIFIED FUND, L.P.

______________________________              By: Shaffer Asset Management, Inc.,
Secretary                                       Its General Partner

                                                  By:_________________________
                                                     Daniel S. Shaffer
                                                     President

                                   ASSIGNMENT

     As and for value received, the undersigned hereby transfers and assigns to

________________________________________________  ______________________________
Name of Assignee (please print)                   Social Security or
                                                  Tax Identification Number

________________________________________________________________________________
Street Address                City                State            Zip Code

____________________ units of limited partnership interest ("Units") in Shaffer Diversified Fund, L.P., a Delaware limited partnership (the "Fund"), represented by the within Certificate, and hereby irrevocably constitutes and appoints Shaffer Asset Management, Inc., the general partner of the Fund (the "General Partner"), as Attorney with full power of substitution, to transfer said Units on the books of the Fund. The undersigned acknowledges and understands that the foregoing transfer will not become effective unless and until approved by the General Partner.

Dated:__________________

                                      __________________________________________
                                      Signature of Assignor (exactly as shown on the face of this Certificate)


                            ACCEPTANCE OF ASSIGNMENT

     The undersigned hereby accepts the assignment of units of limited partnership interest in Shaffer Diversified Fund, L.P. (the "Fund") and agrees to be bound by the provisions of the Certificate of Limited Partnership of the Fund, as amended, and the Amended and Restated Agreement of Limited Partnership of the Fund, as amended. The undersigned hereby acknowledges and understands that the foregoing transfer will not become effective unless and until approved by Shaffer Asset Management, Inc., the general partner of the Fund.

Dated:__________________

                                      ________________________________________
                                      Signature of Assignee

                                      ________________________________________
                                      Name of Assignee (please print)


                           APPROVAL OF GENERAL PARTNER

     Shaffer Asset Management, Inc., the general partner of Shaffer Diversified Fund, L.P., a Delaware limited partnership, hereby approves the transfer of units of limited partnership interest in the Fund hereinabove set forth.

Dated:__________________

                                      SHAFFER ASSET MANAGEMENT, INC.

                                      By:_____________________________________
                                         Daniel S. Shaffer
                                         President


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